UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported):        October 27, 2006

JENNIFER CONVERTIBLES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                                  1-9681                                                                                                11-2824646

                   (Commission File Number)                                                                      (IRS Employer Identification No.)

419 Crossways Park Drive, Woodbury, New York                                                               11797

         (Address of Principal Executive Offices)                                                                         (Zip Code)

(516) 496-1900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

            On October 27, 2006, we entered into the Second Amendment to Credit Agreement and First Amendment to Security Agreement (the “Amendment to Credit Agreement and Security Agreement”) by and among Caye Home Furnishings, LLC, Caye Upholstery, LLC, Caye International Furnishings, LLC and certain other parties, pursuant to which such agreements were amended to permit us to open and operate several licensed Ashley Furniture HomeStores in New York.

            On November 1, 2006, our wholly-owned subsidiary, Hartsdale Convertibles, Inc. (“Hartsdale”), entered into the Ashley Homestores, Ltd. Trademark Usage Agreement (the “Trademark Usage Agreement”) with Ashley Homestores, Ltd. (“Ashley”), pursuant to which Hartsdale was granted a 5-year nonexclusive, limited sublicense to use the image, technique, design, concept, trademarks and business methods developed by Ashley for the retail sale of Ashley products and accessories.  During the 5-year term of the agreement, Hartsdale will use its best efforts to solicit sales of Ashley products and accessories at the authorized location, and in consultation with Ashley, develop annual sales goals and marketing objectives reasonably designed to assure maximum sales and market penetration of the Ashley products and accessories in the licensed territory.  We have guaranteed the obligations of Hartsdale under the Trademark Usage Agreement.

            The description of the Amendment to Credit Agreement and Security Agreement and the Trademark Usage Agreement set forth herein do not purport to be complete and is qualified in its entirety by the full text of the Amendment to Credit Agreement and Security Agreement and the Trademark Usage Agreement, each of which is attached hereto as Exhibit 10.1 and 10.2, respectively, and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

            (d)        Exhibits

            10.1      Second Amendment to Credit Agreement and First Amendment to Security Agreement.

            10.2      Ashley Homestores, Ltd. Trademark Usage Agreement.

            99.1      Press release issued by Jennifer Convertibles, Inc. dated November 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2006	Jennifer Convertibles, Inc.

	By:	/s/ Harley J. Greenfield
	Name:	Harley J. Greenfield
	Title:	Chief Executive Officer